UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2019 (January 1, 2019)

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38228	83-2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

303-684-2207
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Completion of U.S. Domestication

Effective as of 12:01 a.m. (Pacific Standard Time) on January 1, 2019, Maxar Technologies Inc., a Delaware corporation (“Maxar U.S.”), became the ultimate parent company of Maxar Technologies Ltd., a corporation existing under the laws of the Province of British Columbia (“Maxar Canada”), and its subsidiaries pursuant to a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “Plan of Arrangement”) as part of Maxar Canada’s previously announced intention to domesticate to the United States (the “U.S. Domestication Transaction”).  Pursuant to the Plan of Arrangement, Maxar U.S. directly acquired all of the issued and outstanding shares of Maxar Canada, and in exchange, former Maxar Canada shareholders will be entitled to receive one share of common stock of Maxar U.S. per common share of Maxar Canada.  The issuance of shares of common stock of Maxar U.S. pursuant to the Plan of Arrangement was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended.

Common shares of Maxar Canada were listed on the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (the “TSX”) and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) prior to the U.S. Domestication Transaction.  Maxar U.S. is the successor issuer to Maxar Canada pursuant to Rule 12g-3(a) under the Exchange Act, and Maxar U.S.’s common stock is therefore deemed to be registered under Section 12(b) of the Exchange Act.  Maxar U.S. hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.  As a result of the U.S. Domestication Transaction, Maxar U.S. does not meet the requirements to qualify as a foreign private issuer under the Exchange Act and will begin reporting immediately as a domestic registrant under the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Maxar Canada’s common shares will be suspended from trading on the NYSE and the TSX prior to the open of trading on January 2, 2018, and Maxar Canada has requested that each of the NYSE and the TSX formally delist the Maxar Canada common shares.  Maxar U.S.’s common stock will begin trading on the NYSE at the start of trading on January 2, 2019 and will trade under the symbol “MAXR”, which is the same symbol under which Maxar Canada common shares previously traded. The CUSIP number for Maxar U.S.’s common stock is 57778K 105.

Please refer to the notice of special meeting of securityholders and management proxy circular (the “Management Information Circular”) on Form 6-K of Maxar Canada filed on October 16, 2018 with the U.S. Securities and Exchange Commission (the “SEC”) for additional information about the U.S. Domestication Transaction.

Item 1.01     Entry into a Material Definitive Agreement.

Assumption of Debt

Effective upon the consummation of the U.S. Domestication Transaction, Maxar U.S. became the primary borrower under the Restated Credit Agreement, dated as of October 5, 2017, among Maxar Canada, Royal Bank of Canada and the lenders from time to time party thereto (the “Credit Agreement”). Additionally, MDA Systems Holdings Ltd., a corporation subsisting under the federal laws of Canada, and a wholly-owned indirect subsidiary of Maxar U.S., became the borrower only with respect to the $100 million operating facility under the Credit Agreement, of which $0 were outstanding as of the date hereof.

Indemnification Agreements

Effective upon the consummation of the U.S. Domestication Transaction, the board of directors of Maxar U.S. approved the authority of Maxar U.S. to enter into indemnification agreements (the “Indemnification Agreements”) with Maxar U.S.’s and its subsidiaries’ directors and officers. The Indemnification Agreements provide for indemnification of the directors and officers to the fullest extent permitted under Delaware law as it now exists or may in the future be amended, against all expenses, liabilities and loss incurred in connection with their service as a director or executive officer on behalf of Maxar U.S. In addition, the Indemnification Agreements provide that, to the fullest extent not prohibited by applicable law, Maxar U.S. shall pay the expenses, including attorneys’ fees, incurred by a director or officer of Maxar U.S., in defending any action, suit or proceeding in advance of its final disposition; provided, that to the extent required by law, such payment of expenses in advance of the final disposition of the action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the person to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified by Maxar U.S.

The foregoing description of the Indemnification Agreements is a general description only and is qualified in its entirety by reference to the form of the Indemnification Agreement, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Assumption of Debt” under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02     Unregistered Sale of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03     Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01     Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

In connection with the completion of the U.S. Domestication Transaction, the directors of Maxar Canada immediately prior to the completion of the U.S. Domestication Transaction became the directors of Maxar U.S.  In addition, following completion of the U.S. Domestication Transaction, Maxar U.S. replicated the structure of the committees of the board of directors that previously were in place for Maxar Canada. Membership of the Maxar U.S. board of directors and committees of the Maxar U.S. board of directors following the completion of the U.S. Domestication Transaction is as set forth in the first table below. The executive officers of Maxar U.S. are set forth in the second table below. Information regarding Maxar U.S.’s directors and committee members is included in Maxar

Canada’s Management Information Circular filed with the SEC on October 16, 2018, under the headings “Directors of Maxar U.S.” and “Corporate Governance” and is incorporated herein by reference.

Director Name	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee
Howell M. Estes, III	x*	-	-	-	-
Robert L. Phillips	x	x	-	x	-
Dennis H. Chookaszian	x	x	-	-	x*
Nick S. Cyprus	x	x*	-	-	x
Lori B. Garver	x	-	x	x*	-
Joanne O. Isham	x	-	x	-	x
C. Robert Kehler	x	-	x	-	x
Brian G. Kenning	x	x	-	-	x
L. Roger Mason, Jr.	x	x	-	x	-
Eric J. Zahler	x	-	x*	x	-
Howard L. Lance	x	-	-	-	-

* Chair

Name	Title
Howard L. Lance	President and Chief Executive Officer
Biggs C. Porter	Executive Vice President and Chief Financial Officer
Walter S. Scott	Executive Vice President and Chief Technology Officer
Michael Greenley	Group President, MDA
Dario Zamarian	Group President, SSL
Daniel L. Jablonsky	President, DigitalGlobe
Leon Anthony Frazier	President, Radiant Solutions
Jose A. Torres, Jr.	Senior Vice President and Chief Accounting Officer

Amended Equity Plans

Upon the consummation of the U.S. Domestication Transaction, Maxar U.S. assumed the following equity plans (collectively, the “Equity Plans”), and assumed each outstanding appreciation unit thereunder and amended outstanding restricted stock units to represent a right to receive Maxar U.S. shares: the MacDonald, Dettwiler and Associates Ltd. 2014 Long Term Incentive Plan; the MacDonald, Dettwiler and Associates Ltd. 2015 Long Term Incentive Plan; the MacDonald, Dettwiler and Associates Ltd. 2016 Long Term Incentive Plan; the MacDonald, Dettwiler and Associates Ltd. 2017 Long Term Incentive Plan; the Maxar Technologies Ltd. Omnibus Equity Incentive Plan; the Maxar Technologies Ltd. Employee Stock Option Plan; and the MDA Employee Share Purchase Plan. In connection with the assumption, effective January 1, 2019, Maxar U.S.’s board of directors approved amendments to certain of the Equity Plans (the “Plan Amendments”) to clarify that the securities issuable in connection with awards thereunder will be shares of common stock of Maxar U.S. rather than Maxar Canada common shares. Descriptions of the material terms of each Equity Plan is included in Maxar Canada’s notice of special meeting of securityholders and management proxy circular, which is filed as Exhibit 99.1 to Maxar Canada’s Form 6-K, filed with the SEC on March 29, 2018. The Equity Plans are filed as Exhibits 10.1-10.6 hereto and incorporated herein by reference, and the Plan Amendments are filed as Exhibits 10.7 - 10.11 hereto and incorporated herein by reference.

Employment Agreements

On January 1, 2019, Maxar U.S. entered into amendments assuming the employment agreements and/or employment term sheets entered into between Maxar Canada certain of the executive officers, including: (i) the employment agreement between Howard L. Lance and MacDonald Dettwiler and Associates, dated April 13, 2016; and (ii) the Employment Term Sheet between Biggs Porter and Maxar Technologies Ltd., dated July 6, 2018. A description of the material terms of Mr. Lance’s employment agreement is included in Maxar Canada’s notice of special meeting of securityholders and management proxy circular, which is filed as Exhibit 99.1 to Maxar Canada’s Form 6-K, filed with the SEC on March 29, 2018.

Mr. Porter’s Employment Term Sheet entitles him to a $600,000 base salary and $450,000 annual target bonus. If Maxar U.S. terminates Mr. Porter’s employment without cause or he resigns for good reason (as each term is defined in his Employment Term Sheet), or if Mr. Porter’s employment with Maxar U.S. terminates for any reason other than cause after the third anniversary of his employment commencement date, then his outstanding equity awards will continue to vest in accordance with their terms. Additionally, if Maxar U.S. terminates Mr. Porter’s employment without cause or he resigns for good reason, then, subject to signing a release of claims, he is entitled to 12 months of salary continuation as severance.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the U.S. Domestication Transaction, Maxar U.S. filed an Amended and Restated Certificate of Incorporation on December 28, 2018, a copy of which is attached hereto as Exhibit 3.1 (the “Certificate”) and incorporated herein by reference. In addition, Maxar U.S. adopted Amended and Restated Bylaws effective as of January 1, 2019, a copy of which is attached hereto as Exhibit 3.2 (the “Bylaws”).  The summary of the material terms of the Certificate and the Bylaws of Maxar U.S. are described under the heading “Description of Maxar U.S. Capital Stock” in the Management Information Circular and are incorporated into this Item 5.03 by reference.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 8.01     Other Events.

DESCRIPTION OF MAXAR U.S. CAPITAL STOCK

The following description of Maxar U.S.’s capital stock is a summary. This summary is subject to the General Corporation Law of the State of Delaware (the “DGCL”) and the complete text of the Certificate and Bylaws which are incorporated herein by reference.

General

Maxar U.S.’s authorized capital stock will consist of 240,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share.

Common Stock

Voting Rights

Each holder of Maxar U.S. common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Maxar U.S. stockholders do not have cumulative voting rights in the election of directors. Accordingly, in an uncontested election, holders of a majority of the voting shares are able to elect all of the directors.

Dividends

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of Maxar U.S. common stock are entitled to receive dividends, if any, as may be declared from time to time by the board of directors of Maxar U.S. out of legally available funds. Dividends may be paid in cash, in property or in shares of common stock. Declaration and payment of any dividend will be subject to the discretion of the Maxar U.S. board of directors. Each quarter the Maxar U.S. board of directors will review Maxar U.S.’s dividend in light of Maxar U.S.’s other financial commitments before declaring the dividend. Any decision to pay dividends on Maxar U.S. common stock in the future will be made by the Maxar U.S. board of directors on the basis of the Maxar U.S.’s earnings, financial requirements, provisions of the DGCL affecting the payment of distributions to stockholders and other factors existing at such future time.

Liquidation

In the event of Maxar U.S.’s liquidation, dissolution or winding up, holders of Maxar U.S. common stock are entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of Maxar U.S.’s debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences

Holders of Maxar U.S. common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to Maxar U.S. common stock. The rights, preferences and privileges of the holders of Maxar U.S. common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of Maxar U.S. preferred stock that Maxar U.S. may designate in the future.

Fully Paid and Nonassessable

All outstanding shares of common stock of Maxar U.S. are fully paid and non-assessable.

Preferred Stock

The Maxar U.S. Certificate authorizes the board of directors of Maxar U.S. to issue preferred stock in one or more series and to determine the preferences, limitations and relative rights of any shares of preferred stock that it shall choose to issue, without vote or action by the stockholders.

Annual Stockholder Meetings

The Maxar U.S. Certificate and Bylaws provide that annual stockholder meetings will be held at a date, place (if any) and time, as exclusively selected by the Maxar U.S. board of directors. To the extent permitted under applicable law, Maxar U.S. may but is not obligated to conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of Provisions of the Maxar U.S. Certificate and Bylaws and Delaware Law

Some provisions of the DGCL and the Maxar U.S. Certificate and Bylaws could make the following transactions difficult: acquisition of Maxar U.S. by means of a tender offer; acquisition of Maxar U.S. by means of a proxy contest or otherwise; and removal of incumbent officers and directors of Maxar U.S. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in the best interests of Maxar U.S., including transactions that might result in a premium over the market price for Maxar U.S. common stock.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of Maxar U.S. to first negotiate with the Maxar U.S. board of directors.

Delaware Anti-Takeover Statute

Maxar U.S. is subject to Section 203 of the DGCL, which prohibits persons deemed “interested stockholders” from engaging in a “business combination” with a publicly-held Delaware corporation for three years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock and a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Maxar U.S. board of directors, such as discouraging takeover attempts that might result in a premium over the market price of the Maxar U.S. common stock.

Undesignated Preferred Stock

The ability to authorize undesignated preferred stock will make it possible for the Maxar U.S. board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of Maxar U.S. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of Maxar U.S.

Special Stockholder Meetings

The Maxar U.S. Bylaws provide that a special meeting of stockholders may be called only by (i) the Chair of the Maxar U.S. board of directors, (ii) the Secretary of Maxar U.S. at the director of the board of directors of Maxar U.S. or (iii) by two or more stockholders holding at least 10% of the total number of issued and outstanding common stock of Maxar U.S.

Requirements for Advance Notification of Stockholder Nominations and Proposals

The Bylaws of Maxar U.S. establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors.

No Stockholder Action by Written Consent

The Maxar U.S. Certificate and Bylaws do not provide for the right of stockholders to act by written consent without a meeting.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The Maxar U.S. board of directors consists of not less than three nor more than 20 directors. In any uncontested elections of directors, a director nominee for the board of directors of Maxar U.S. will be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote at a meeting of the stockholders for the election of directors at which a quorum is present, voting together as a single class. An incumbent director who is nominated for an uncontested election and fails to receive a majority of the votes present and voting for such director’s reelection would be required to tender his or her resignation to the Maxar U.S. board of directors. The Nominating and Corporate Governance Committee of the board of directors (or any future committee the equivalent thereof) will make a recommendation to the Maxar U.S. board of directors on whether to accept or reject the resignation, or whether other action should be taken. The Maxar U.S. board of directors will act on the recommendation of such committee and will publicly disclose its decision within 90 days from the date of the certification of the election results. In a contested election, a plurality voting standard will apply to director elections. The directors of Maxar U.S. are elected until the expiration of the term for which they are elected and until their respective successors are duly elected and qualified.

Except as otherwise provided by the DGCL or the Certificate, the directors of Maxar U.S. may be removed only by the affirmative vote of at least a majority of the holders of Maxar U.S.’s then-outstanding common stock. Furthermore, any vacancy on the Maxar U.S. board of directors, however occurring, including a vacancy resulting from an increase in the size of the board, may be filled only by a majority vote of the directors then in office, even if less than a quorum, or by the sole remaining director.

Choice of Forum

The Maxar U.S. Certificate and Bylaws provide that, except for claims for which the U.S. federal courts have jurisdiction, unless Maxar U.S. consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for: any derivative action or proceeding brought on our behalf; any action asserting a breach of fiduciary duty; any action asserting a claim against us arising pursuant to the DGCL, the Maxar U.S. Certificate or Bylaws; or any action asserting a claim against Maxar U.S. that is governed by the internal affairs doctrine. Although the Maxar U.S. Certificate contains the choice of forum provision described above, it is possible that a court could find that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Amendment of the Certificate and Bylaws

The amendment of specified provisions in the Certificate requires approval by a stockholder vote by the holders of at least two-thirds of the voting power of the then outstanding voting stock voting as a single class. The Bylaws of Maxar U.S. may be amended by the board of directors or by the holders of at least two-thirds of the voting power of the then outstanding voting stock voting as a single class.

Limitations of Liability and Indemnification Matters

The Maxar U.S. Certificate contains provisions that limit the liability of the directors and officers of Maxar U.S. for monetary damages to the fullest extent permitted by Delaware law. Consequently, Maxar U.S. directors and officers are not personally liable to the company or its stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s or officer’s duty of loyalty to Maxar U.S. or its stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•	any transaction from which the director or officer derived an improper personal benefit.

Each of the Maxar U.S. Certificate and Bylaws provide that Maxar U.S. is required to indemnify the directors and officers of Maxar U.S., in each case to the fullest extent permitted by Delaware law. The Maxar U.S. Bylaws also obligate it to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit it to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether Maxar U.S. would otherwise be permitted to indemnify him or her under Delaware law. Maxar U.S. has entered into agreements with its directors and officers and expects to enter into agreements to indemnify other Maxar U.S. employees as determined by the Maxar U.S. board of directors. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding to the fullest extent permitted by applicable law. Maxar U.S. also maintains directors’ and officers’ liability insurance.

Uncertificated Shares

Holders of shares of common stock of Maxar U.S. do not have the right to require Maxar U.S. to issue certificates for their shares. Maxar U.S. will only issue uncertificated shares of common stock; provided that the Maxar U.S. board of directors may provide by resolution that some or all of the shares of any class or series of stock of Maxar U.S. shall be represented by certificates.

Stock Exchange Listing

The Maxar U.S. shares of common stock are listed on the NYSE and the TSX under the symbol “MAXR”, the same symbol under which the Maxar Canada common shares were previously listed.

No Sinking Fund

The Maxar U.S. shares of common stock have no sinking fund provisions.

Transfer Agent and Registrar

The transfer agent and registrar for Maxar U.S.’s common stock is Computershare Trust Company, N.A.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of Maxar U.S., adopted as of December 13, 2018.

3.2*	Amended and Restated Bylaws of Maxar U.S., adopted as of January 1, 2019.

10.1

MacDonald, Dettwiler and Associates Ltd. 2014 Long Term Incentive Plan (incorporated by reference to Exhibit 4.6 of MacDonald, Dettwiler and Associates Ltd.’s Registration Statement on Form S-8 (SEC File No. 333-219296) filed with the SEC on July 14, 2017).

10.2

MacDonald, Dettwiler and Associates Ltd. 2015 Long Term Incentive Plan (incorporated by reference to Exhibit 4.7 of MacDonald, Dettwiler and Associates Ltd.’s Registration Statement on Form S-8 (SEC File No. 333-219296) filed with the SEC on July 14, 2017).

10.3

MacDonald, Dettwiler and Associates Ltd. 2016 Long Term Incentive Plan (incorporated by reference to Exhibit 4.8 of MacDonald, Dettwiler and Associates Ltd.’s Registration Statement on Form S-8 (SEC File No. 333-219296) filed with the SEC on July 14, 2017).

10.4

Maxar Technologies Ltd. Employee Stock Option Plan (incorporated by reference to Exhibit 4.2 of Maxar Canada’s Registration Statement on Form S-8 (SEC File No. 333-220853) filed with the SEC on October 6, 2017).

10.5

Maxar Technologies Ltd. Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 4.3 of Maxar Canada’s Registration Statement on Form S-8 (SEC File No. 333-220853) filed with the SEC on October 6, 2017), as amended by the Amendment to the Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 4.3 of Maxar Canada’s Registration Statement on Form S-8 (SEC File No. 333-224934) filed with the SEC on May 15, 2018).

10.6

MacDonald, Dettwiler and Associates Ltd. 2017 Long Term Incentive Plan (incorporated by reference to Exhibit 4.4 of Maxar Canada’s Registration Statement on Form S-8 (SEC File No. 333-220853) filed with the SEC on October 6, 2017).

10.7

Amendment to MacDonald, Dettwiler and Associates Ltd. 2014 Long Term Incentive Plan (incorporated by reference to Exhibit 4.10 of Maxar U.S.’s Registration Statement on Form S-8 POS (SEC File No. 333-219296) filed with the SEC on January 2, 2019).

10.8

Amendment to MacDonald, Dettwiler and Associates Ltd. 2015 Long Term Incentive Plan (incorporated by reference to Exhibit 4.11 of Maxar U.S.’s Registration Statement on Form S-8 POS (SEC File No. 333-219296) filed with the SEC on January 2, 2019).

10.9

Amendment to MacDonald, Dettwiler and Associates Ltd. 2016 Long Term Incentive Plan (incorporated by reference to Exhibit 4.12 of Maxar U.S.’s Registration Statement on Form S-8 POS (SEC File No. 333-219296) filed with the SEC on January 2, 2019).

10.10

Amendment to Maxar Technologies Ltd. Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 4.13 of Maxar U.S.’s Registration Statement on Form S-8 POS (SEC File No. 333-224934) filed with the SEC on January 2, 2019).

10.11

Amendment to MacDonald, Dettwiler and Associates Ltd. 2017 Long Term Incentive Plan (incorporated by reference to Exhibit 4.14 of Maxar U.S.’s Registration Statement on Form S-8 POS (SEC File No. 333-220853) filed with the SEC on January 2, 2019).

10.12*	Form of Indemnification Agreement.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 2, 2019

Maxar Technologies Inc.

	By:	/s/ Michelle Kley
	Name:	Michelle Kley
	Title:	Senior Vice President, Chief Legal Officer, General Counsel and Corporate Secretary